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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:

[  ]  Preliminary  Information  Statement

[  ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by Rule
      14c-5(d)(2))

[x]   Definitive  Information  Statement

                               NUWAY MEDICAL, INC.
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                (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box)

[x]  No  fee  required.

[ ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
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(2)  Aggregate  number  of  securities  to  which  transaction  applies:
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(3)  Per  unit  price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed  maximum  aggregate  value  of  transaction:

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(5)  Total  fee  paid:

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[  ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:
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(2)     Form,  Schedule  or  Registration  Statement  No.:

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(3)     Filing  Party:

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(4)     Date  Filed:

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                              INFORMATION STATEMENT
                                       OF
                               NUWAY MEDICAL, INC.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Recently, Nuway Medical, Inc. ("Nuway") was contacted by NASDAQ and asked to give shareholders an opportunity to convene together on or before March 1, 2003 (the "meeting") for purposes of addressing any questions the shareholders may have about the 2001 annual report. Even though the 2001 annual report has been available to the shareholders as well as the general public since the middle of calendar year 2001, it appears that such report was innocently not distributed to the shareholders prior to the annual meeting of shareholders held by Nuway on March 20, 2002.

     Therefore, Nuway shall hold the meeting on Friday February 28, 2003 at Nuway's principle office located at 23461 South Pointe Drive, Suite 200, Laguna Hills, California, 92653 and shall be called to order at 9:00 a.m., Pacific Standard Time. The Meeting is solely for the purpose of providing shareholders of record with an opportunity to ask questions of the management of Nuway regarding the 2001 annual report, a copy of which is attached hereto.

     This Information Statement is being furnished to the holders of record of Nuway shares as of the close of business on January 31, 2003 of the common stock of Nuway.

GENERAL

     Nuway will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Nuway will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Nuway's common stock.

     Nuway will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Nuway will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

Nuway  Medical,  Inc.
23461  South  Pointe  Dr.,  Suite  200
Laguna  Hills,  CA  92653
(949)  454-9011

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     Security  holders  may  also  address future requests regarding delivery of information statements and/or annual reports by contacting Nuway at the address listed above.

DISSENTERS'  RIGHTS  OF  APPRAISAL

     There  are  no  appraisal  rights  regarding  any  matter to be acted upon.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     There will be no vote at the meeting. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

DIRECTORS  AND  EXECUTIVE  OFFICERS

     No action is to be taken at this meeting with respect to the election of directors. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     No action is to be taken with regard to: (a) the election of directors; (b) any bonus, profit sharing or other compensation plan, contract or arrangement in which any director, nominee for election as a director, or executive officer of the registrant will participate; (c) any pension or retirement plan in which any such person will participate; or (d) the granting or extension to any such person of any options, warrants or rights to purchase any securities, other than warrants or rights issued to security holders as such, on a pro rata basis. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

INDEPENDENT  PUBLIC  ACCOUNTANTS

     No solicitation is being made on behalf of Nuway that relates to the election, approval or ratification of accountants. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

COMPENSATION  PLANS

     No action is to be taken with respect to any plan pursuant to which cash or noncash compensation may be paid or distributed. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

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AUTHORIZATION  OR  ISSUANCE  OF  SECURITIES  OTHERWISE  THAN  FOR  EXCHANGE

     No action is to be taken with respect to the authorization or issuance of any securities. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

MODIFICATION  OR  EXCHANGE  OF  SECURITIES

     No action is to be taken with respect to the modification of any class of securities of Nuway, or the issuance or authorization for issuance of securities of the registrant in exchange for outstanding securities of Nuway. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

FINANCIAL  AND  OTHER  INFORMATION

     Other than distribution of the 2001 annual report no financial information is to be distributed. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS

     None. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

ACQUISITION  OR  DISPOSITION  OF  PROPERTY

     No action is to be taken with respect to the acquisition or disposition of any property. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

RESTATEMENT  OF  ACCOUNTS

     No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the registrant. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.


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ACTION  WITH  RESPECT  TO  REPORTS

     No action is to be taken with respect to the 2001 annual report. NASDAQ has simply asked Nuway to distribute the report to shareholders of record and provide them with a forum for asking questions of the management of Nuway.

MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

     None.

AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     No action is to be taken with respect to any amendment of Nuway's charter, bylaws, or other documents. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS TO BE ACTED UPON

     No matters are being acted upon. The meeting is being held for the sole purpose of distributing the 2001 annual report and providing shareholders of record with a forum for asking questions of the management of Nuway.

PROPOSALS  BY  SECURITY  HOLDERS

     None.



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